                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                    Phil Frohlich

Address:                                 c/o Prescrott Group Capital Management,
                                         L.L.C.
                                         1924 South Utica, Suite 1120
                                         Tulsa, OK 74104

Date of Event Requiring Statement:       5/14/19